Exhibit 10.12

FIRST AMENDMENT TO PARTICIPATION, REGISTRATION RIGHTS AND

COORDINATION AGREEMENT AND STOCKHOLDERS AGREEMENT

This First Amendment (the “Amendment”), dated as of January 29, 2008, to the following agreements:

(i) the PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT (the “RRA”), dated as of March 29, 2007, by and among Broadcasting Media Partners, Inc. (the “Company”), Broadcast Media Partners Holdings, Inc., (“Midco”), Univision Communications Inc., as successor in interest to Umbrella Acquisition, Inc. (“Univision”) and certain Persons who will be stockholders of the Company; and

(ii) the STOCKHOLDERS AGREEMENT (the “SHA” and together with the RRA, the “Agreements”), dated as of March 29, 2007, by and among the Company, Midco, Univision and certain stockholders of the Company is made by and among the Company, Midco, Univision, the Principal Investors and the Bank Investors (collectively, the “Parties”).

WHEREAS, the Principal Investors have entered into a Services Agreement, dated as of January 29, 2008 and effective as of March 27, 2007, with SCG Investments IIB LLC (the “Services Agreement”) to employ its services on the terms set forth therein;

WHEREAS, in connection with the Services Agreement, the Principal Investor and the Bank Investors agreed to modify certain terms in the Agreements;

WHEREAS, the Parties, pursuant to their authority under Section 7.2 of the RRA and Section 8.2 of the SHA, desire to effect an amendment to the Agreements to reflect changes resulting from the Services Agreement; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings given thereto in the Agreements.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

1. Amendments to the Agreements.

(a) Part (iii) of the definitions of Strategic Investor Transaction in each of the RRA and SHA is hereby amended to read as follows:

(iii) if agreements related to such transaction are entered into with a Strategic Investor on or prior to January 25, 2009, the SCG Investors not being obligated to Sell Shares resulting, after giving effect to such Strategic Investor Transaction, in the SCG Investors, in the aggregate, holding Shares valued at an initial cost of less than $250,000,000);

(b) Section 8.3 of the SHA is hereby amended to add the following to the end of the first sentence:

; provided that any Shares held by BMPI Services LLC shall not be taken into consideration when calculating Individual Sell Down Percentages.

2. Confirmation of the Agreement. Except as herein expressly amended, the Agreements are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms. Each reference in the Amendment to “the RRA,” “the SHA” or “the Agreements” shall mean such Agreement as amended by this Amendment, and as hereinafter amended or restated.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State without giving effect to the choice of law principles of such state that would require or permit the application of the laws of another jurisdiction.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first written above.

THE COMPANY:	BROADCASTING MEDIA PARTNERS, INC.

	By:	*
Name:
Title:

MIDCO:	BROADCAST MEDIA PARTNERS HOLDINGS, INC.

	By:	*
Name:
Title:

UNIVISION:	UNIVISION COMMUNICATIONS INC.

	By:	*
Name:
Title:

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

/s/ C. DOUGLAS KRANWINKLE
Name: C. Douglas Kranwinkle
Title: Executive Vice President - Law

[SIGNATURE PAGE TO AMENDMENT 1 TO REGISTRATION RIGHTS AGREEMENT AND

STOCKHOLDERS AGREEMENT]

BANK INVESTORS:

BACI INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:	/s/ ROBERT H. SHERIDAN III
Name: Robert H. Sheridan III
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT 1 TO REGISTRATION RIGHTS AGREEMENT AND

STOCKHOLDERS AGREEMENT]

CREDIT SUISSE INVESTORS INTERMEDIATE (UNIVISION), L.P.

By: GSS Holdings (Univision-CS), Inc.
Its: General Partner

By:	/s/ JILL A. GORDON
Name: Jill A. Gordon
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT 1 TO REGISTRATION RIGHTS AGREEMENT AND

STOCKHOLDERS AGREEMENT]

DB INVESTORS INTERMEDIATE (UNIVISION), L.P.

By: DB (Univision), LLC
Its: General Partner

By: GSS Holdings (Univision), Inc.
Its: Sole Member

By:	/s/ JILL A. GORDON
Name: Jill A. Gordon
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT 1 TO REGISTRATION RIGHTS AGREEMENT AND

STOCKHOLDERS AGREEMENT]

LB INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:	/s/ ALEX KIRK
Name: Alex Kirk
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT 1 TO REGISTRATION RIGHTS AGREEMENT AND

STOCKHOLDERS AGREEMENT]

RBS INVESTORS INTERMEDIATE (UNIVISION), L.P.

By: RBS (Univision), LLC
Its: General Partner

By: GSS Holdings (Univision-RBS), Inc.
Its: Sole Member

By:	/s/ JILL A. GORDON
Name: Jill A. Gordon
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT 1 TO REGISTRATION RIGHTS AGREEMENT AND

STOCKHOLDERS AGREEMENT]

WCP UNIVISION, L.P.

By:	/s/ WALKER SIMMONS
Name: Walker Simmons
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT 1 TO REGISTRATION RIGHTS AGREEMENT AND

STOCKHOLDERS AGREEMENT]